UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2007
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 27, 2007, American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) issued a press release regarding AAM’s financial results for the three months ended March 31, 2007.
A copy of the press release is furnished as Exhibit 99.1.
Item 7.01 Regulation FD
In addition to the information contained in the press released, AAM expects to discuss the following during the Company’s first quarter 2007 webcast and teleconference on April 27, 2007:
Supplemental Unemployment Benefits (SUB):
•	The total cost of benefits provided to UAW represented associates on layoff approximated $5.4 million in the first quarter of 2007.
Attrition obligations and other restructuring activities:
•	AAM paid approximately $20 million related to incremental attrition program activity and other related restructuring activities during the first quarter of 2007.
•	In the second quarter of 2007, AAM expects to incur a special charge ranging between $5 million to $6 million, related to the participation in a voluntary separation program offered to hourly associates represented by the International Association of Machinists (IAM) at AAM’s Detroit, Michigan facilities.
AAM’s debt capital structure:
•	Total availability under existing credit facilities as of March 31, 2007 was approximately $1.58 billion.
•	Cash and availability under credit facilities as of March 31, 2007 was approximately $880 million.
AAM’s new business backlog:
•	AAM’s new and incremental business backlog of approximately $1.1 billion launches from 2007 – 2012.
•	AAM expects to launch over $200 million of its new and incremental business backlog in 2007.
•	AAM’s new business backlog includes approximately $650 million of product programs outside of the U.S.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our current expectations regarding AAM’s attrition obligations and other restructuring activities, sales and production outlook, earnings outlook, cash flow outlook, capital spending outlook and new business backlog, all of which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are described in the press release furnished as Exhibit 99.1 and discussed in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.
The information contained in this Current Report shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description	Method of Furnishing
99.1	Press release dated April 27, 2007	Furnished with this Report

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: April 27, 2007	By:	/s/ Michael K. Simonte

Michael K. Simonte
Vice President – Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description	Page
Exhibit 99.1	April 27, 2007	6

5